Penske Automotive Group, Inc. 2555 Telegraph Road Bloomfield Hills, MI 48302-0954

FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS SECOND QUARTER 2019 RESULTS

U.K. Market Conditions and BREXIT Impact Second Quarter Results

Income From Continuing Operations of $117.7 million and Related Earnings Per Share of $1.42

Acquires Warner Truck Centers - Expected to Add $1.1 Billion in Annualized Revenues

1.7 Million Shares Repurchased During Second Quarter

BLOOMFIELD HILLS, MI, July 30, 2019 –  Penske Automotive Group, Inc. (NYSE:PAG), a diversified international transportation services company,  today announced second quarter and six months 2019 results, and the acquisition of Warner Truck Centers, which is expected to add over $1.1 billion in annualized revenues. For the three months ended June 30, 2019,  the company reported income from continuing operations attributable to common shareholders of $117.7 million, or $1.42 per share, compared to $134.6 million, or $1.58 per share in the prior year.

Chairman Roger Penske said, “Our U.S. retail automotive, North American commercial truck dealership business, and investment in Penske Truck Leasing each performed very well during the second quarter. However, weak market conditions in the U.K. from BREXIT and the timing of customer deliveries in Australia impacted second quarter results. During the second quarter, new vehicle registrations in the U.K. market declined approximately 5%, including a nearly 7% decline in private/retail registrations, which significantly impacted our new vehicle sales volume. Additionally, an over-supply of used vehicles in the U.K. market negatively impacted used vehicle market values and our margins. As a result, the company’s second quarter results were negatively impacted by approximately 16 cents per share, including foreign exchange.” Penske continued, “As the U.K. continues to address Brexit we have implemented cost saving initiatives which are expected to help mitigate further weakness in the U.K. market.”

1

Commercial Truck Dealership Acquisition

In July 2019, the company’s Premier Truck Group subsidiary acquired Warner Truck Centers (www.warnertc.com), a retailer of Freightliner and Western Star medium and heavy-duty commercial trucks located in Utah and Idaho.

Warner Truck Centers consist of six dealership locations, including a flagship operation in Salt Lake City, Utah. “This is an outstanding acquisition for our business and our customers, further solidifying our relationship with Daimler Trucks North America,” said Premier Truck Group President Richard Shearing. “Warner Truck Centers operate within key transportation corridors across the central northern U.S. market, providing our business with additional scale and leverage opportunities through an expanded footprint now representing 25 dealerships.”

Roger Penske, Penske Automotive Group Chair and CEO, said, “We welcome Warner Truck Centers to the Penske team. The acquisition of Warner Truck Centers nearly doubles our retail commercial truck dealership revenue and enhances the company’s diversification while providing the opportunity for future growth and increased profitability.”

Automotive Retail Second Quarter

•	Same-Store Retail Unit Sales -4.4% to 125,951

➢	New unit retail sales -9.0%, Used unit retail sales -0.5%

•	Same-Store Retail Revenue -4.6%; Excluding Foreign Exchange -2.1%

➢	New -8.3%; Excluding Foreign Exchange -6.2%

➢	Used -1.9%; Excluding Foreign Exchange +1.2%

➢	Finance & Insurance +2.3%; Excluding Foreign Exchange +5.0%

➢	Service & Parts +1.0%; Excluding Foreign Exchange +3.1%

•	Same-Store Average Gross Profit Per Unit

➢	New $3,133, +$18/unit; Excluding Foreign Exchange $3,216, +$101/unit

➢	Used $1,406, -$140/unit; Excluding Foreign Exchange $1,445, -$101/unit

➢	Finance & Insurance $1,302, +$85/unit; Excluding Foreign Exchange $1,336, +$119/unit

For the six months ended June 30, 2019, the company reported income from continuing operations attributable to common shareholders of $217.8 million, or $2.60 per share, compared to $242.6 million, or $2.84 per share in the prior year. Foreign exchange rates negatively impacted earnings per share attributable to common shareholders by $0.07.

2

Used Supercenter Operations

For the three months ended June 30, 2019, the used supercenters retailed 17,775 used units and generated $312.1 million in revenue compared to retail unit sales of 18,832 and revenue of $346.7 million in the same period last year.  The second quarter unit decline is mainly attributable to market conditions and the decline in used vehicle market values in the U.K. For the six months ended June 30, 2019, the used supercenters retailed 35,815 used units and generated $626.5 million in revenue compared to retail unit sales of 37,505 and revenue of $677.8 million in the same period last year.

Retail Commercial Truck Operations

For the three months ended June 30, 2019, total medium and heavy-duty units retailed increased 23.2%, and revenue increased 26.0% to $426.8 million. For the six months ended June 30, 2019,  total medium and heavy-duty truck units retailed increased  16.9% and revenue increased 20.3% to $759.1 million. Same-store revenue increased 26.1% and 19.7% for the three and six months ended June 30, 2019, respectively.

Penske Truck Leasing

Penske Truck Leasing Co., L.P. (“PTL”) is a leading provider of full-service truck leasing, truck rental, contract maintenance, and logistics services. The company accounts for its ownership interest in PTL using the equity method of accounting. For the three and six months ended June 30, 2019, the company recorded $38.0 million and $63.8 million in earnings from this investment compared to $35.0 million and $51.0 million for the same periods last year, respectively.

Dividend and Share Repurchases

On July 17, 2019, the company announced that its Board of Directors increased the dividend to its common stock shareholders to $0.40 per share, the 33rd consecutive increase in the quarterly dividend.

During the three months ended June 30, 2019, the company repurchased 1,706,866 shares for $76.2 million, or an average of $44.66 per share. For the six months ended June 30, 2019, the company repurchased 2,965,214 shares for $130.6 million, or an average of $44.03 per share.  As of June 30, 2019, the company had  a remaining share repurchase authorization of approximately $74.4 million.

Conference Call

Penske Automotive Group will host a conference call discussing financial results relating to the second quarter of 2019 on Tuesday,  July 30, 2019, at 2:00 p.m. Eastern Daylight Time. To listen to the conference call, participants must dial (800) 230‑1085 – [International, please dial (612) 288‑0329]. The call will also be simultaneously broadcast over the Internet through the Investor’s section of the Penske Automotive Group website. Additionally, an investor presentation relating to the second quarter 2019

3

financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.

About Penske Automotive

Penske Automotive Group, Inc.,  (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is an international transportation services company that operates automotive and commercial truck dealerships principally in the United States, Canada, and Western Europe, and distributes commercial vehicles, diesel engines, gas engines, power systems and related parts and services principally in Australia and New Zealand. PAG employs more than  27,000 people worldwide and is a member of the Fortune 500, Russell 1000, and Russell 3000 indexes, and is ranked among the World’s Most Admired Companies by Fortune Magazine. For additional information, visit the company’s website at www.penskeautomotive.com.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as earnings before interest, taxes, depreciation and amortization (“EBITDA”). The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s disclosures and provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations, and improve the period-to-period comparability of the company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results, and should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s product availability, future sales and earnings potential. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: economic conditions generally, conditions in the credit markets, changes in interest rates and foreign currency exchange rates, changes in tariff rates, adverse impacts related to the outcome of the United Kingdom’s potential departure from the European Union, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to limited vehicle availability due to WLTP, natural disasters, recall or other disruptions that interrupt the supply of vehicles or parts to us, changes in consumer credit availability, the

4

outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive Group’s business, markets, conditions and other uncertainties, which could affect Penske Automotive Group’s future performance. These risks and uncertainties are addressed in Penske Automotive Group’s Form 10 K for the year ended December 31, 2018, and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive Group disclaims any duty to update the information herein.

Find a vehicle: http://www.penskecars.com

Engage Penske Automotive: http://www.penskesocial.com

Like Penske Automotive on Facebook: https://facebook.com/penskecars

Follow Penske Automotive on Twitter: https://twitter.com/penskecars

Visit Penske Automotive on YouTube: http://www.youtube.com/penskecars

Inquiries should contact:

J.D. Carlson	Anthony R. Pordon
Executive Vice President and	Executive Vice President Investor Relations
Chief Financial Officer	and Corporate Development
Penske Automotive Group, Inc.	Penske Automotive Group, Inc.
248-648-2810	248-648-2540
jcarlson@penskeautomotive.com	tpordon@penskeautomotive.com

# # #

5

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Statements of Income

 (Amounts In Millions, Except Per Share Data)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2019	2018	Change	2019	2018	Change
Revenue	$5,755.8	$5,940.3	(3.1)%	$11,320.2	$11,687.2	(3.1)%
Cost of Sales	4,888.0	5,050.5	(3.2)%	9,600.9	9,933.0	(3.3)%
Gross Profit	$867.8	$889.8	(2.5)%	$1,719.3	$1,754.2	(2.0)%
SG&A Expenses	668.9	675.4	(1.0)%	1,335.3	1,338.5	(0.2)%
Depreciation	27.1	25.7	5.4%	53.5	51.3	4.3%
Operating Income	$171.8	$188.7	(9.0)%	$330.5	$364.4	(9.3)%
Floor Plan Interest Expense	(21.0)	(19.9)	5.5%	(42.8)	(38.8)	10.3%
Other Interest Expense	(30.4)	(28.6)	6.3%	(60.3)	(58.4)	3.3%
Equity in Earnings of Affiliates	39.5	36.0	9.7%	66.3	53.3	24.4%
Income from Continuing Operations Before Income Taxes	$159.9	$176.2	(9.3)%	$293.7	$320.5	(8.4)%
Income Taxes	(41.5)	(41.0)	1.2%	(76.2)	(77.6)	(1.8)%
Income from Continuing Operations	$118.4	$135.2	(12.4)%	$217.5	$242.9	(10.5)%
Income from Discontinued Operations, net of tax	0.1	—	nm	0.2	0.1	nm
Net Income	$118.5	$135.2	(12.4)%	$217.7	$243.0	(10.4)%
Less: Income (Loss) Attributable to Non-Controlling Interests	0.7	0.6	nm	(0.3)	0.3	nm
Net Income Attributable to Common Shareholders	$117.8	$134.6	(12.5)%	$218.0	$242.7	(10.2)%

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$118.4	$135.2	(12.4)%	$217.5	$242.9	(10.5)%
Less: Income (Loss) Attributable to Non-Controlling Interests	0.7	0.6	nm	(0.3)	0.3	nm
Income from Continuing Operations, net of tax	$117.7	$134.6	(12.6)%	$217.8	$242.6	(10.2)%
Income from Discontinued Operations, net of tax	0.1	—	nm	0.2	0.1	nm
Net Income Attributable to Common Shareholders	$117.8	$134.6	(12.5)%	$218.0	$242.7	(10.2)%
Income from Continuing Operations Per Share	$1.42	$1.58	(10.1)%	$2.60	$2.84	(8.5)%
Income Per Share	$1.42	$1.58	(10.1)%	$2.61	$2.84	(8.1)%
Weighted Average Shares Outstanding	82.9	85.0	(2.5)%	83.7	85.5	(2.1)%

nm – not meaningful

6

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Balance Sheets

(Amounts In Millions)

(Unaudited)

	June 30,	December 31,
	2019	2018
Assets:
Cash and Cash Equivalents	$43.8	$39.4
Accounts Receivable, Net	944.4	929.1
Inventories	3,978.0	4,040.1
Other Current Assets	109.1	86.6
Total Current Assets	5,075.3	5,095.2
Property and Equipment, Net	2,308.9	2,250.0
Operating Lease Right-of-Use Assets	2,380.9	—
Intangibles	2,235.0	2,238.2
Other Long-Term Assets	1,361.0	1,321.1
Total Assets	$13,361.1	$10,904.5

Liabilities and Equity:
Floor Plan Notes Payable	$2,350.3	$2,362.2
Floor Plan Notes Payable – Non-Trade	1,435.5	1,428.6
Accounts Payable	638.5	598.2
Accrued Expenses and Other Current Liabilities	651.8	566.6
Current Portion Long-Term Debt	93.3	92.0
Liabilities Held for Sale	0.5	0.7
Total Current Liabilities	5,169.9	5,048.3
Long-Term Debt	2,134.2	2,124.7
Long-Term Operating Lease Liabilities	2,330.3	—
Other Long-Term Liabilities	1,065.7	1,096.8
Total Liabilities	10,700.1	8,269.8
Equity	2,661.0	2,634.7
Total Liabilities and Equity	$13,361.1	$10,904.5

Supplemental Balance Sheet Information
New vehicle days' supply	78	72
Used vehicle days' supply	47	57

7

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Operations

Selected Data

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Geographic Revenue Mix:
North America	57.9%	55.4%	56.4%	54.2%
U.K.	33.5%	35.5%	35.1%	36.8%
Other International	8.6%	9.1%	8.5%	9.0%
Total	100.0%	100.0%	100.0%	100.0%

Revenue: (Amounts in Millions)
Retail Automotive	$5,196.3	$5,455.5	$10,287.5	$10,751.5
Retail Commercial Trucks	426.8	338.8	759.1	631.2
Commercial Vehicles Australia/Power Systems and Other	132.7	146.0	273.6	304.5
Total	$5,755.8	$5,940.3	$11,320.2	$11,687.2

Gross Profit: (Amounts in Millions)
Retail Automotive	$774.9	$798.0	$1,536.4	$1,576.3
Retail Commercial Trucks	58.5	52.4	112.9	99.0
Commercial Vehicles Australia/Power Systems and Other	34.4	39.4	70.0	78.9
Total	$867.8	$889.8	$1,719.3	$1,754.2

Gross Margin:
Retail Automotive	14.9%	14.6%	14.9%	14.7%
Retail Commercial Trucks	13.7%	15.5%	14.9%	15.7%
Commercial Vehicles Australia/Power Systems and Other	25.9%	27.0%	25.6%	25.9%
Total	15.1%	15.0%	15.2%	15.0%

	Three Months Ended		Six Months Ended
	June 30,		June 30,

	2019	2018	2019	2018
Operating Items as a Percentage of Revenue:
Gross Profit	15.1%	15.0%	15.2%	15.0%
Selling, General and Administrative Expenses	11.6%	11.4%	11.8%	11.5%
Operating Income	3.0%	3.2%	2.9%	3.1%
Income from Continuing Operations Before Income Taxes	2.8%	3.0%	2.6%	2.7%

Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	77.1%	75.9%	77.7%	76.3%
Operating Income	19.8%	21.2%	19.2%	20.8%

	Three Months Ended		Six Months Ended
	June 30,		June 30,

(Amounts in Millions)	2019	2018	2019	2018

EBITDA*	$217.4	$230.5	$407.5	$430.2
Floorplan Credits	$9.1	$10.3	$17.6	$18.8
Rent Expense	$57.9	$59.0	$115.1	$116.9
Capital Expenditures	$71.4	$54.1	$134.5	$118.8
Stock Repurchases	$76.2	$5.8	$130.6	$55.8

* See the following Non-GAAP reconciliation table.

8

PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Selected Data – Revenue and Gross Profit Mix

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	23%	23%	23%	22%
Audi	12%	13%	12%	14%
Mercedes-Benz	10%	9%	10%	9%
Land Rover / Jaguar	9%	9%	9%	9%
Porsche	6%	6%	6%	6%
Ferrari / Maserati	3%	3%	3%	3%
Lexus	3%	3%	3%	3%
Acura	1%	1%	1%	1%
Bentley	1%	1%	1%	1%
Others	2%	2%	2%	2%
Total Premium	70%	70%	70%	70%
Volume Non-U.S.:
Toyota	10%	9%	10%	9%
Honda	7%	7%	6%	6%
Volkswagen	4%	4%	4%	4%
Nissan	1%	1%	1%	1%
Others	1%	1%	2%	2%
Total Volume Non-U.S.	23%	22%	23%	22%
U.S.:
General Motors / Chrysler / Ford	1%	2%	1%	2%
Stand-Alone Used	6%	6%	6%	6%
Total	100%	100%	100%	100%

Retail Automotive Geographic Revenue Mix:
U.S.	56%	54%	55%	53%
U.K.	37%	39%	38%	40%
Other International	7%	7%	7%	7%
Total	100%	100%	100%	100%

Retail Automotive Geographic Gross Profit Mix:
U.S.	61%	59%	59%	58%
U.K.	33%	35%	35%	36%
Other International	6%	6%	6%	6%
Total	100%	100%	100%	100%

9

PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

(Unaudited)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2019	2018	Change		2019	2018	Change
Retail Automotive Units:
New Retail	55,146	61,071	(9.7)%		109,516	120,333	(9.0)%
Used Retail	72,066	73,143	(1.5)%		144,810	146,371	(1.1)%
Total	127,212	134,214	(5.2)%		254,326	266,704	(4.6)%

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$2,310.4	$2,528.6	(8.6)%		$4,541.6	$4,975.4	(8.7)%
Used Vehicles	1,852.7	1,896.9	(2.3)%		3,704.7	3,763.7	(1.6)%
Finance and Insurance, Net	165.5	162.9	1.6%		325.5	323.7	0.6%
Service and Parts	550.7	547.8	0.5%		1,110.5	1,091.3	1.8%
Fleet and Wholesale	317.0	319.3	(0.7)%		605.2	597.4	1.3%
Total Revenue	$5,196.3	$5,455.5	(4.8)%		$10,287.5	$10,751.5	(4.3)%

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$174.8	$189.8	(7.9)%		$347.5	$373.0	(6.8)%
Used Vehicles	101.6	112.5	(9.7)%		194.5	222.2	(12.5)%
Finance and Insurance, Net	165.5	162.9	1.6%		325.5	323.7	0.6%
Service and Parts	328.3	328.2	0.0%		659.7	646.3	2.1%
Fleet and Wholesale	4.7	4.6	2.2%		9.2	11.1	(17.1)%
Total Gross Profit	$774.9	$798.0	(2.9)%		$1,536.4	$1,576.3	(2.5)%

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles	$41,896	$41,404	1.2%		$41,470	$41,347	0.3%
Used Vehicles	25,708	25,934	(0.9)%		25,583	25,713	(0.5)%

Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles	$3,170	$3,109	2.0%		$3,173	$3,100	2.4%
Used Vehicles	1,410	1,538	(8.3)%		1,343	1,518	(11.5)%
Finance and Insurance	1,301	1,213	7.3%		1,280	1,213	5.5%

Retail Automotive Gross Margin:
New Vehicles	7.6%	7.5%	+10	bps	7.7%	7.5%	+20	bps
Used Vehicles	5.5%	5.9%	-40	bps	5.3%	5.9%	-60	bps
Service and Parts	59.6%	59.9%	-30	bps	59.4%	59.2%	+20	bps
Fleet and Wholesale	1.5%	1.4%	+10	bps	1.5%	1.9%	-40	bps
Total Gross Margin	14.9%	14.6%	+30	bps	14.9%	14.7%	+20	bps

Retail Automotive Revenue Mix Percentages:
New Vehicles	44.5%	46.3%	-180	bps	44.1%	46.3%	-220	bps
Used Vehicles	35.7%	34.8%	+90	bps	36.0%	35.0%	+100	bps
Finance and Insurance, Net	3.2%	3.0%	+20	bps	3.2%	3.0%	+20	bps
Service and Parts	10.6%	10.0%	+60	bps	10.8%	10.2%	+60	bps
Fleet and Wholesale	6.0%	5.9%	+10	bps	5.9%	5.5%	+40	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	22.6%	23.8%	-120	bps	22.6%	23.7%	-110	bps
Used Vehicles	13.1%	14.1%	-100	bps	12.7%	14.1%	-140	bps
Finance and Insurance, Net	21.4%	20.4%	+100	bps	21.2%	20.5%	+70	bps
Service and Parts	42.4%	41.1%	+130	bps	42.9%	41.0%	+190	bps
Fleet and Wholesale	0.5%	0.6%	-10	bps	0.6%	0.7%	-10	bps
Total	100.0%	100.0%			100.0%	100.0%

10

PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations Same-Store

 (Unaudited)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2019	2018	Change		2019	2018	Change
Retail Automotive Same-Store Units:
New Retail	54,540	59,938	(9.0)%		107,166	117,529	(8.8)%
Used Retail	71,411	71,804	(0.5)%		142,657	143,151	(0.3)%
Total	125,951	131,742	(4.4)%		249,823	260,680	(4.2)%

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$2,273.1	$2,479.3	(8.3)%		$4,427.4	$4,861.1	(8.9)%
Used Vehicles	1,833.7	1,869.0	(1.9)%		3,650.0	3,697.3	(1.3)%
Finance and Insurance, Net	164.0	160.3	2.3%		321.0	318.1	0.9%
Service and Parts	541.9	536.5	1.0%		1,086.3	1,065.1	2.0%
Fleet and Wholesale	312.6	315.1	(0.8)%		589.2	583.2	1.0%
Total Revenue	$5,125.3	$5,360.2	(4.4)%		$10,073.9	$10,524.8	(4.3)%

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$170.9	$186.7	(8.5)%		$337.2	$365.6	(7.8)%
Used Vehicles	100.4	111.0	(9.5)%		194.0	218.8	(11.3)%
Finance and Insurance, Net	164.0	160.3	2.3%		321.0	318.1	0.9%
Service and Parts	323.2	321.9	0.4%		645.2	630.8	2.3%
Fleet and Wholesale	4.5	4.3	4.7%		8.9	11.0	(19.1)%
Total Gross Profit	$763.0	$784.2	(2.7)%		$1,506.3	$1,544.3	(2.5)%

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$41,678	$41,365	0.8%		$41,314	$41,360	(0.1)%
Used Vehicles	25,678	26,029	(1.3)%		25,586	25,828	(0.9)%

Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$3,133	$3,115	0.6%		$3,146	$3,111	1.1%
Used Vehicles	1,406	1,546	(9.1)%		1,360	1,529	(11.1)%
Finance and Insurance	1,302	1,217	7.0%		1,285	1,220	5.3%

Retail Automotive Same-Store Gross Margin:
New Vehicles	7.5%	7.5%	---	bps	7.6%	7.5%	+10	bps
Used Vehicles	5.5%	5.9%	-40	bps	5.3%	5.9%	-60	bps
Service and Parts	59.6%	60.0%	-40	bps	59.4%	59.2%	+20	bps
Fleet and Wholesale	1.4%	1.4%	---	bps	1.5%	1.9%	-40	bps
Total Gross Margin	14.9%	14.6%	+30	bps	15.0%	14.7%	+30	bps

Retail Automotive Revenue Mix Percentages:
New Vehicles	44.4%	46.3%	-190	bps	43.9%	46.2%	-230	bps
Used Vehicles	35.8%	34.9%	+90	bps	36.2%	35.1%	+110	bps
Finance and Insurance, Net	3.2%	3.0%	+20	bps	3.2%	3.0%	+20	bps
Service and Parts	10.6%	10.0%	+60	bps	10.8%	10.1%	+70	bps
Fleet and Wholesale	6.0%	5.8%	+20	bps	5.9%	5.6%	+30	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	22.4%	23.8%	-140	bps	22.4%	23.7%	-130	bps
Used Vehicles	13.2%	14.2%	-100	bps	12.9%	14.2%	-130	bps
Finance and Insurance, Net	21.5%	20.4%	+110	bps	21.3%	20.6%	+70	bps
Service and Parts	42.4%	41.0%	+140	bps	42.8%	40.8%	+200	bps
Fleet and Wholesale	0.5%	0.6%	-10	bps	0.6%	0.7%	-10	bps
Total	100.0%	100.0%			100.0%	100.0%

11

PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations

 (Unaudited)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2019	2018	Change		2019	2018	Change
Retail Commercial Truck Units:
New Retail	2,647	2,021	31.0%		4,534	3,676	23.3%
Used Retail	441	486	(9.3)%		857	937	(8.5)%
Total	3,088	2,507	23.2%		5,391	4,613	16.9%

Retail Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$296.0	$210.7	40.5%		$503.4	$381.1	32.1%
Used Vehicles	27.6	27.3	1.1%		51.7	53.8	(3.9)%
Finance and Insurance, Net	2.9	3.6	(19.4)%		5.9	6.8	(13.2)%
Service and Parts	94.6	92.2	2.6%		186.1	182.6	1.9%
Other	5.7	5.0	14.0%		12.0	6.9	73.9%
Total Revenue	$426.8	$338.8	26.0%		$759.1	$631.2	20.3%

Retail Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$11.8	$9.5	24.2%		$22.0	$16.2	35.8%
Used Vehicles	2.9	3.1	(6.5)%		5.6	5.8	(3.4)%
Finance and Insurance, Net	2.9	3.6	(19.4)%		5.9	6.8	(13.2)%
Service and Parts	37.3	35.9	3.9%		73.4	69.9	5.0%
Other	3.6	0.3	nm		6.0	0.3	nm
Total Gross Profit	$58.5	$52.4	11.6%		$112.9	$99.0	14.0%

Retail Commercial Truck Revenue Per Vehicle Retailed:
New Vehicles	$111,818	$104,263	7.2%		$111,014	$103,685	7.1%
Used Vehicles	62,693	56,175	11.6%		60,430	57,394	5.3%

Retail Commercial Truck Gross Profit Per Vehicle Retailed:
New Vehicles	$4,461	$4,673	(4.5)%		$4,848	$4,400	10.2%
Used Vehicles	6,575	6,469	1.6%		6,566	6,161	6.6%
Finance and Insurance	926	1,301	(28.8)%		1,090	1,337	(18.5)%

Retail Commercial Truck Gross Margin:
New Vehicles	4.0%	4.5%	-50	bps	4.4%	4.3%	+10	bps
Used Vehicles	10.5%	11.4%	-90	bps	10.8%	10.8%	---	bps
Service and Parts	39.4%	38.9%	+50	bps	39.4%	38.3%	+110	bps
Total Gross Margin	13.7%	15.5%	-180	bps	14.9%	15.7%	-80	bps

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	69.4%	62.2%	+720	bps	66.3%	60.4%	+590	bps
Used Vehicles	6.5%	8.1%	-160	bps	6.8%	8.5%	-170	bps
Finance and Insurance, Net	0.7%	1.1%	-40	bps	0.8%	1.1%	-30	bps
Service and Parts	22.2%	27.2%	-500	bps	24.5%	28.9%	-440	bps
Other	1.2%	1.4%	-20	bps	1.6%	1.1%	+50	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	20.2%	18.1%	+210	bps	19.5%	16.4%	+310	bps
Used Vehicles	5.0%	5.9%	-90	bps	5.0%	5.9%	-90	bps
Finance and Insurance, Net	5.0%	6.9%	-190	bps	5.2%	6.9%	-170	bps
Service and Parts	63.8%	68.5%	-470	bps	65.0%	70.6%	-560	bps
Other	6.0%	0.6%	+540	bps	5.3%	0.2%	+510	bps
Total	100.0%	100.0%			100.0%	100.0%

12

PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations Same-Store

 (Unaudited)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2019	2018	Change		2019	2018	Change
Retail Commercial Truck Same-Store Units:
New Retail	2,647	2,021	31.0%		4,465	3,646	22.5%
Used Retail	441	486	(9.3)%		846	936	(9.6)%
Total	3,088	2,507	23.2%		5,311	4,582	15.9%

Retail Commercial Truck Same-Store Revenue: (Amounts in Millions)
New Vehicles	$296.0	$210.7	40.5%		$495.2	$377.5	31.2%
Used Vehicles	27.6	27.3	1.1%		51.4	53.7	(4.3)%
Finance and Insurance, Net	2.9	3.6	(19.4)%		5.8	6.1	(4.9)%
Service and Parts	94.6	91.8	3.1%		184.1	180.5	2.0%
Other	5.7	5.0	14.0%		12.0	7.6	57.9%
Total Revenue	$426.8	$338.4	26.1%		$748.5	$625.4	19.7%

Retail Commercial Truck Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$11.8	$9.5	24.2%		$21.4	$15.9	34.6%
Used Vehicles	2.9	3.1	(6.5)%		5.6	5.8	(3.4)%
Finance and Insurance, Net	2.9	3.6	(19.4)%		5.8	6.1	(4.9)%
Service and Parts	37.3	35.7	4.5%		72.6	69.1	5.1%
Other	3.6	0.2	nm		5.8	0.9	nm
Total Gross Profit	$58.5	$52.1	12.3%		$111.2	$97.8	13.7%

Retail Commercial Truck Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$111,818	$104,263	7.2%		$110,909	$103,545	7.1%
Used Vehicles	62,693	56,175	11.6%		60,721	57,390	5.8%

Retail Commercial Truck Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$4,461	$4,673	(4.5)%		$4,786	$4,358	9.8%
Used Vehicles	6,575	6,469	1.6%		6,580	6,148	7.0%
Finance and Insurance	926	1,301	(28.8)%		1,097	1,337	(18.0)%

Retail Commercial Truck Same-Store Gross Margin:
New Vehicles	4.0%	4.5%	-50	bps	4.3%	4.2%	+10	bps
Used Vehicles	10.5%	11.4%	-90	bps	10.9%	10.8%	+10	bps
Service and Parts	39.4%	38.9%	+50	bps	39.4%	38.3%	+110	bps
Total Gross Margin	13.7%	15.4%	-170	bps	14.9%	15.6%	-70	bps

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	69.3%	62.3%	+700	bps	66.2%	60.4%	+580	bps
Used Vehicles	6.4%	8.1%	-170	bps	6.9%	8.6%	-170	bps
Finance and Insurance, Net	0.7%	1.1%	-40	bps	0.8%	1.0%	-20	bps
Service and Parts	22.2%	27.1%	-490	bps	24.6%	28.9%	-430	bps
Other	1.4%	1.4%	+0	bps	1.5%	1.1%	+40	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	20.2%	18.2%	+200	bps	19.2%	16.3%	+290	bps
Used Vehicles	5.0%	6.0%	-100	bps	5.0%	5.9%	-90	bps
Finance and Insurance, Net	5.0%	6.9%	-190	bps	5.2%	6.2%	-100	bps
Service and Parts	63.8%	68.6%	-480	bps	65.3%	70.7%	-540	bps
Other	6.0%	0.3%	+570	bps	5.3%	0.9%	+440	bps
Total	100.0%	100.0%			100.0%	100.0%

13

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Non-GAAP Reconciliations

(Unaudited)

The following tables reconcile reported net income to earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the three and six months ended June 30, 2019 and 2018:

	Three Months Ended
	June 30,		2019 vs. 2018
(Amounts in Millions)	2019	2018	Change	% Change

Net Income	$118.5	$135.2	$(16.7)	(12.4)%
Add: Depreciation	27.1	25.7	1.4	5.4%
Other Interest Expense	30.4	28.6	1.8	6.3%
Income Taxes	41.5	41.0	0.5	1.2%
Income from Discontinued Operations, net of tax	(0.1)	—	(0.1)	—
EBITDA	$217.4	$230.5	$(13.1)	(5.7)%

	Six Months Ended
	June 30,		2019 vs. 2018
(Amounts in Millions)	2019	2018	Change	% Change

Net Income	$217.7	$243.0	$(25.3)	(10.4)%
Add: Depreciation	53.5	51.3	2.2	4.3%
Other Interest Expense	60.3	58.4	1.9	3.3%
Income Taxes	76.2	77.6	(1.4)	(1.8)%
(Income) Loss from Discontinued Operations, net of tax	(0.2)	(0.1)	(0.1)	nm
EBITDA	$407.5	$430.2	$(22.7)	(5.3)%

nm – not meaningful

# # # # # # #

14